UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2019

PEREGRINE INDUSTRIES, INC.

(Exact name of Registrant as specified in its charter)

Florida	000-1061164	65-0611007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9171 W. Flamingo, Las Vegas, Nevada 89147

(Address of principal executive offices, including zip code)

(702) 888-1798

(Registrant's telephone number, including area code)

_________________________________________________ ___

(Former Name or former address if changed from last report.)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On January 7, 2019, MaloneBailey was dismissed as the Company’s independent registered public accounting firm.

MaloneBailey issued audit reports on the Company’s financial statements for the year ended June 30, 2018.

The MaloneBailey report on the financial statements of the Company for the fiscal year ended June 30, 2018 did not contain an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles.

The MaloneBailey report on the financial statements of the Company for the fiscal year ended June 30, 2018 contained a going concern explanatory paragraph.

During the Company’s three most recent fiscal years and any subsequent interim period preceding MaloneBailey’s dismissal, there were no reportable events or disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of MaloneBailey, would have caused the Company to make reference to the subject matter of the disagreement(s) in connection with this report.

The Company has provided a copy of this disclosure to MaloneBailey, and requested that MaloneBailey furnish the Company with a letter, within the time periods prescribed by Item 304(a)(3) of Regulation S-K of Securities and Exchange Act of 1934, addressed to the Securities and Exchange Commission stating whether MaloneBailey agrees with the statements made by the Company and, if not, stating the respects in which MaloneBailey does not agree.

A copy of MaloneBailey’s response to this Report on Form 8-K is attached hereto as Exhibit 16.1 to this current report on Form 8K.

On January 7, 2019, the Board of Directors of the Company approved the appointment of and engaged KSP Group, Inc. (“KSP”).as the Company's new independent registered public accounting firm, subject to the completion of final acceptance procedures.

During the two most recent fiscal years and the interim period preceding our engagement of KSP, we did not consult with them on any matter described in Item 304(a)(2) of Regulation S-K.

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Item 9.01. Financial Statements and Exhibits

 (d) Exhibits

Exhibit No.	Description of Exhibit	Location

16.1	Letter from MaloneBailey	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEREGRINE INDUSTRIES, INC.

By:	/s/Miaohong Hanson
Title:	Chief Executive Officer

Dated: January 17, 2019

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